Exhibit 99

Silicon Labs Grows Revenue 55% in Second Quarter 2022

IoT Leader Achieves Significant Revenue Growth in Industrial & Commercial and Home & Life Business Units

AUSTIN, Texas – July 27, 2022 – Silicon Labs (NASDAQ: SLAB), a leader in secure, intelligent wireless technology for a more connected world, reported robust financial results for the second quarter, which ended July 2, 2022. Revenue exceeded the top end of the guidance range at $263 million, up 13% sequentially and 55% year-on-year.

“We continue to gain momentum, building on strong design win performance, a growing opportunity funnel and market share expansion despite the challenging macro environment. We delivered record revenue in the quarter and operating results ahead of model, driving strong EPS growth," said Matt Johnson, President and Chief Executive Officer of Silicon Labs. “We just marked the one-year anniversary of becoming a pure-play IoT company, and we are more confident than ever in our ability to lead and scale in the large and growing IoT wireless market.”

Second Quarter Financial Highlights

●	Revenue increased to $263 million, up 13% sequentially and 55% year-on-year
●	Industrial & Commercial revenue for the quarter was $144 million, up 61% year-on-year
●	Home & Life revenue for the quarter was $119 million, up 49% year-on-year
●	Gross margin of 62% was slightly favorable due to product mix in the quarter

Results on a GAAP basis:

●	GAAP gross margin was 62%
●	GAAP R&D expenses were $84 million
●	GAAP SG&A expenses were $49 million
●	GAAP operating income as a percentage of revenue was 12%
●	GAAP diluted earnings per share were $0.60

Results on a non-GAAP basis, excluding the impact of stock compensation, amortization of acquired intangible assets, and certain other items as set forth in the reconciliation tables were as follows:

●	Non-GAAP gross margin was 62%
●	Non-GAAP R&D expenses were $68 million
●	Non-GAAP SG&A expenses were $41 million
●	Non-GAAP operating income as a percentage of revenue was 21%
●	Non-GAAP diluted earnings per share were $1.17

Business Highlights

●	Announced a new Bluetooth Location Services solution using accurate, low-power Bluetooth devices to simplify Angle of Arrival (AoA) and Angle of Departure (AoD) location services. This new platform combines the industry-leading energy efficiency of Silicon Labs’ BG22 system-in-a package (SiP) modules and SoCs, which can operate for up to ten years on only a coin cell battery, with advanced software that can track assets, improve indoor navigation, and locate tags with sub-meter accuracy.

●	Completed the buyback of $350 million of the company's shares through the most recent open market repurchase program, resulting in the retirement of 2.5 million shares and bringing the year-to-date total for share repurchases to $600 million, retiring a total of 4.3 million shares. Additionally, the company’s board of directors has authorized a new $250 million open market repurchase program of the company’s common stock, through the end of 2023.

●	Announced the appointment of Robert (“Bob”) Conrad to the company's board of directors. Conrad brings nearly 40 years of experience in the semiconductor industry, most recently with NXP Semiconductors (NASDAQ: NXPI) as SVP of the Automotive Microcontrollers and Processors Business until his retirement in 2019. In addition, Bob brings significant experience driving strategic focus and successfully scaling businesses.

●	William (“Bill”) Wood announced he will not stand for reelection and will be retiring from the Silicon Labs board after 25 years of service. Bill joined the board of directors in 1997 and served as lead director from 2005-2021. His board tenure concludes at the 2023 annual meeting of stockholders.

“Bill Wood has been instrumental to Silicon Labs’ success since the very beginning of our journey,” said Johnson. “We’re grateful for his leadership throughout the years and wish him the very best.”

Business Outlook

The company expects third-quarter revenue to be in the range of $265 to $275 million. The company also estimates the following results:

On a GAAP basis:

●	GAAP gross margin of approximately 60%

●	GAAP operating expenses of approximately $137 million

●	GAAP effective tax rate of approximately 36%

●	GAAP diluted earnings per share between $0.49 to $0.59

On a non-GAAP basis, excluding the impact of stock compensation, amortization of acquired intangible assets, and certain other items as set forth in the reconciliation tables:

●	Non-GAAP gross margin of approximately 60.5%

●	Non-GAAP operating expenses of approximately $113 million

●	Non-GAAP effective tax rate of approximately 26%

●	Non-GAAP diluted earnings per share between $1.08 to $1.18

Earnings Webcast and Conference Call

Silicon Labs will host an earnings conference call to discuss the quarterly results and answer questions at 7:30 am CDT today. An audio webcast will be available on Silicon 'Labs' website (www.silabs.com) under Investor Relations. In addition, the company will post an audio recording of the event at silabs.com/investors and make a replay available through August 3, 2022, online or by calling (877) 344-7529 (US) or (412) 317-0088 (international) and entering access code 2437694.

About Silicon Labs

Silicon Labs (NASDAQ: SLAB) is a leader in secure, intelligent wireless technology for a more connected world. Our integrated hardware and software platform, intuitive development tools, thriving ecosystem, and robust support make us an ideal long-term partner in building advanced industrial, commercial, home and life applications. We make it easy for developers to solve complex wireless challenges throughout the product lifecycle and get to market quickly with innovative solutions that transform industries, grow economies, and improve lives. silabs.com

Forward-Looking Statements

This press release contains forward-looking statements based on Silicon Labs’ current expectations. The words “believe”, “estimate”, “expect”, “intend”, “anticipate”, “plan”, “project”, “will”, and similar phrases as they relate to Silicon Labs are intended to identify such forward-looking statements. These forward-looking statements reflect the current views and assumptions of Silicon Labs and are subject to various risks and uncertainties that could cause actual results to differ materially from expectations. Among the factors that could cause actual results to differ materially from those in the forward-looking statements are the following: the timing and scope of share repurchases, and/or dividends; the impact of COVID-19 on the U.S. and global economy, including the restrictions on travel and transportation and other actions taken by governmental authorities and disruptions to the business of our customers or our global supply chain that have occurred or may occur in the future, the ongoing impact of COVID-19 on our employees and our ability to provide services to our customers and respond to their needs; risks that Silicon Labs may not be able to maintain its historical growth; quarterly fluctuations in revenues and operating results; difficulties developing new products that achieve market acceptance; risks associated with international activities (including trade barriers, particularly with respect to China); intellectual property litigation risks; risks associated with acquisitions and divestitures; product liability risks; difficulties managing and/or obtaining sufficient supply from Silicon Labs’ distributors, manufacturers and subcontractors; dependence on a limited number of products; absence of long-term commitments from customers; inventory-related risks; difficulties managing international activities; risks that Silicon Labs may not be able to manage strains associated with its growth; credit risks associated with its accounts receivable; dependence on key personnel; stock price volatility; geographic concentration of manufacturers, assemblers, test service providers and customers in Asia that subjects Silicon Labs’ business and results of operations to risks of natural disasters, epidemics or pandemics, war and political unrest, including risks that demand and the supply chain may be adversely affected by military conflict (including between Russia and Ukraine), terrorism, sanctions or other geopolitical events globally; debt-related risks; capital-raising risks; the competitive and cyclical nature of the semiconductor industry; average selling prices of products may decrease significantly and rapidly; information technology risks; cyber-attacks against Silicon Labs’ products and its networks and other factors that are detailed in the SEC filings of Silicon Laboratories Inc. The level of share repurchases and/or dividends depends on market conditions and the level of other uses of cash. Silicon Labs disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. References in this press release to Silicon Labs shall mean Silicon Laboratories Inc.

Note to editors: Silicon Laboratories, Silicon Labs, the “S” symbol, and the Silicon Labs logo are trademarks of Silicon Laboratories Inc. All other product names noted herein may be trademarks of their respective holders.

CONTACT: Thomas Haws, Investor Relations Manager, (512) 416-8500, investor.relations@silabs.com

Silicon Laboratories Inc.

Condensed Consolidated Statements of Income

(In thousands, except per share data)

(Unaudited)

	Three Months Ended		Six Months Ended
	July 2, 2022	July 3, 2021	July 2, 2022	July 3, 2021
Revenues	$263,150	$169,492	$496,964	$327,349
Cost of revenues	99,247	73,194	177,289	139,297
Gross profit	163,903	96,298	319,675	188,052
Operating expenses:
Research and development	83,511	64,832	161,053	128,847
Selling, general and administrative	49,013	42,953	93,660	85,407
Operating expenses	132,524	107,785	254,713	214,254
Operating income (loss)	31,379	(11,487)	64,962	(26,202)
Other income (expense):
Interest income and other, net	3,445	475	4,944	1,624
Interest expense	(1,667)	(6,486)	(3,347)	(17,810)
Income (loss) from continuing operations before income taxes	33,157	(17,498)	66,559	(42,388)
Provision for income taxes	10,994	1,165	22,683	3,157
Equity-method earnings	(28)	172	1,166	1,898
Income (loss) from continuing operations	22,135	(18,491)	45,042	(43,647)
Income from discontinued operations, net of income taxes	--	38,423	--	77,088

Net income	$22,135	$19,932	$45,042	$33,441

Basic earnings (loss) per share:
Continuing operations	$0.62	$(0.41)	$1.22	$(0.98)
Net income	$0.62	$0.44	$1.22	$0.75

Diluted earnings (loss) per share:
Continuing operations	$0.60	$(0.41)	$1.18	$(0.98)
Net income	$0.60	$0.44	$1.18	$0.73

Weighted-average common shares outstanding:
Basic	35,722	44,803	36,862	44,481
Diluted	36,604	45,756	38,063	45,794

Non-GAAP Financial Measurements

In addition to the GAAP results provided throughout this document, Silicon Labs has provided non-GAAP financial measurements on a basis excluding non-cash and other charges and benefits. Details of these excluded items are presented in the tables below, which reconcile the GAAP results to non-GAAP financial measurements.

The non-GAAP financial measurements do not replace the presentation of Silicon Labs’ GAAP financial results. These measurements provide supplemental information to assist management and investors in analyzing Silicon Labs’ financial position and results of operations. Silicon Labs has chosen to provide this information to investors to enable them to perform meaningful comparisons of past, present and future operating results and as a means to emphasize the results of core on-going operations.

Unaudited Reconciliation of GAAP to Non-GAAP Financial Measures

(In thousands, except per share data)

	Three Months Ended July 2, 2022
Non-GAAP Income Statement Items	GAAP Measure	GAAP Percent of Revenue	Stock Compensation Expense	Intangible Asset Amortization	Non- GAAP Measure	Non-GAAP Percent of Revenue
Revenues	$263,150

Gross profit	163,903	62.3%	$274	$--	$164,177	62.4%

Research and development	83,511	31.7%	7,703	7,363	68,445	26.0%

Selling, general and administrative	49,013	18.7%	6,412	1,479	41,122	15.6%

Operating income	31,379	11.9%	14,389	8,842	54,610	20.8%

	Three Months Ended July 2, 2022
Non-GAAP Earnings Per Share	GAAP Measure	Stock Compensation Expense*	Intangible Asset Amortization*	Equity-Method Investment Adjustments*	Income Tax Adjustments	Non- GAAP Measure
Net income	$22,135	$14,389	$8,842	$28	$(2,631)	$42,763

Diluted shares outstanding	36,604					36,604

Diluted earnings per share	$0.60					$1.17

* Represents pre-tax amounts

Unaudited Forward-Looking Statements Regarding Business Outlook

(In millions, except per share data)

	Three Months Ending October 1, 2022
Business Outlook	GAAP Measure	Non-GAAP Adjustments*	Non-GAAP Measure
Gross margin	60%	0.5%	60.5%

Operating expenses	$137	$(24)	$113

Effective tax rate	36%	(10)%	26%

Diluted earnings per share - low	$0.49	$0.59	$1.08

Diluted earnings per share - high	$0.59	$0.59	$1.18

* Non-GAAP adjustments include the following estimates: stock compensation expense of $16.3 million, intangible asset amortization of $8.1 million and the associated tax impact from the aforementioned items.

Silicon Laboratories Inc.

Condensed Consolidated Balance Sheets

(In thousands, except per share data)

(Unaudited)

	July 2, 2022	January 1, 2022
Assets
Current assets:
Cash and cash equivalents	$504,850	$1,074,623
Short-term investments	972,845	964,582
Accounts receivable, net	72,106	98,313
Inventories	74,026	49,307
Prepaid expenses and other current assets	86,138	51,748
Total current assets	1,709,965	2,238,573
Property and equipment, net	149,447	146,516
Goodwill	376,389	376,389
Other intangible assets, net	99,784	118,978
Other assets, net	83,813	77,839
Total assets	$2,419,398	$2,958,295

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$95,365	$47,327
Current portion of convertible debt, net	--	450,599
Deferred revenue and returns liability	10,696	13,849
Other current liabilities	126,058	157,052
Total current liabilities	232,119	668,827
Convertible debt, net	528,564	--
Other non-current liabilities	53,371	77,044
Total liabilities	814,054	745,871
Commitments and contingencies
Stockholders’ equity:
Preferred stock – $0.0001 par value; 10,000 shares authorized; no shares issued	--	--
Common stock – $0.0001 par value; 250,000 shares authorized; 34,223 and 38,481 shares issued and outstanding at July 2, 2022 and January 1, 2022, respectively	3	4
Retained earnings	1,619,396	2,214,839
Accumulated other comprehensive loss	(14,055)	(2,419)
Total stockholders’ equity	1,605,344	2,212,424
Total liabilities and stockholders’ equity	$2,419,398	$2,958,295

Silicon Laboratories Inc.

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Six Months Ended
	July 2, 2022	July 3, 2021
Operating Activities
Net income	$45,042	$33,441
Adjustments to reconcile net income to cash provided by operating activities of continuing operations:
Income from discontinued operations, net of income taxes	--	(77,088)
Depreciation of property and equipment	10,561	8,184
Amortization of other intangible assets	19,194	22,902
Amortization of debt discount and debt issuance costs	994	11,822
Loss on extinguishment of convertible debt	3	3,370
Stock-based compensation expense	27,264	22,620
Equity-method earnings	(1,166)	(1,898)
Deferred income taxes	(9,344)	(5,644)
Changes in operating assets and liabilities:
Accounts receivable	26,207	(4,377)
Inventories	(24,714)	(4,447)
Prepaid expenses and other assets	(25,286)	(3,591)
Accounts payable	25,606	14,711
Other current liabilities and income taxes	(3,418)	(10,626)
Deferred revenue and returns liability	(3,153)	(175)
Other non-current liabilities	(4,416)	(3,464)
Net cash provided by operating activities of continuing operations	83,374	5,740

Investing Activities
Purchases of marketable securities	(554,267)	(80,426)
Sales of marketable securities	27,404	186,626
Maturities of marketable securities	511,296	100,023
Purchases of property and equipment	(12,322)	(10,779)
Purchases of other assets	--	(578)
Net cash provided by (used in) investing activities of continuing operations	(27,889)	194,866

Financing Activities
Payments on debt	(21)	(140,572)
Repurchases of common stock	(579,040)	(18,982)
Payment of taxes withheld for vested stock awards	(13,958)	(19,732)
Proceeds from the issuance of common stock	6,365	8,388
Net cash used in financing activities of continuing operations	(586,654)	(170,898)

Discontinued Operations
Operating activities	(38,604)	72,674
Investing activities	--	(2,018)
Net cash provided by (used in) discontinued operations	(38,604)	70,656

Increase (decrease) in cash and cash equivalents	(569,773)	100,364
Cash and cash equivalents at beginning of period	1,074,623	202,720
Cash and cash equivalents at end of period	$504,850	$303,084